Supplement Dated April 29, 2019 to the

Annual Product Information Notice Dated May 1, 2018

Supplement Dated April 29, 2019 to your Annual Product Information Notice

Effective April 30, 2019, the Neuberger Berman AMT Large Cap Value Portfolio will transfer all of its assets to the Neuberger AMT Sustainable Equity Portfolio (the “Surviving Fund”) in exchange for shares of the Surviving Fund. Therefore, the reference in Section 1 to the Neuberger AMT Large Cap Value Portfolio is deleted in its entirety and replaced with the following:

Neuberger Berman AMT Sustainable Equity (formerly Neuberger Berman AMT Large Cap Value) Investment Division	I Class Shares of the AMT Sustainable Equity (formerly Neuberger Berman AMT Large Cap Value) Portfolio of Neuberger Berman Advisers Management Trust

This supplement should be retained with the Annual Product Information Notice for future reference.